SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2003

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19651 (Commission File Number)	13-3445668 (I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA (Address of Principal Executive Offices)	19462 (Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.

Other Events.

On June 11, 2003, the registrant announced it has entered into an amendment to change the terms of conversion of the Series C convertible preferred stock recently purchased by Biotechnology Value Fund LP and associated entities, and by Ziff Asset Management LP. The amendment provides, among other things, that conversion to Genaera common stock may take place at the option of the holder before 18 months from issue, based upon the 20-day moving average of Genaera’s stock price reaching the following milestones: 50% of the convertible stock shares may be converted if the 20-day moving average price of Genaera’s common stock is greater than $3.00 per share (previously, established at $2.00 per share), and the remaining 50% may be converted if the 20-day moving average price of Genaera’s common stock is greater than $4.00 per share. The registrant hereby incorporates by reference documents related to this amendment, including (i) Amended and Restated Certificates of Designations, Preferences and Rights for the Series C-1 Preferred Stock and Series C-2 Preferred Stock, attached hereto as Exhibits 3.1 and 3.2, respectively, (ii) Consent Agreement to Amend and Restate the Certificates of Designations, Preferences and Rights for the Series C-1 Preferred Stock and Series C-2 Preferred Stock, attached hereto as Exhibit 10.1, and (iii) Amendment No. 1 to the Series C-1 and C-2 Preferred Stock and Warrant Purchase Agreement, attached hereto as Exhibit 10.2. The registrant hereby also incorporates by reference the related press release dated June 11, 2003, attached hereto as Exhibit 99.1 (“Genaera Enters into Amendment Changing Terms of Conversion for Series C Convertible Preferred Stock”).

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Designations, Preferences and Rights for the Series C-1 Preferred Stock dated June 9, 2003.

3.2	Amended and Restated Certificate of Designations, Preferences and Rights for the Series C-2 Preferred Stock dated June 9, 2003.

10.1	Consent Agreement to Amend and Restate the Certificates of Designations, Preferences and Rights for the Series C-1 Preferred Stock and Series C-2 Preferred Stock.

10.2	Amendment No. 1 to Series C-1 and C-2 Preferred Stock and Warrant Purchase Agreement dated June 9, 2003.

99.1	Press Release dated June 11, 2003 – “Genaera Enters into Amendment Changing Terms of Conversion for Series C Convertible Preferred Stock”.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)
By:	/s/ CHRISTOPHER P. SCHNITTKER

Christopher P. Schnittker Senior Vice President, Chief Financial Officer and Secretary

Dated:  June 12, 2003

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Designations, Preferences and Rights for the Series C-1 Preferred Stock dated June 9, 2003.

3.2	Amended and Restated Certificate of Designations, Preferences and Rights for the Series C-2 Preferred Stock dated June 9, 2003.

10.1	Consent Agreement to Amend and Restate the Certificates of Designations, Preferences and Rights for the Series C-1 Preferred Stock and Series C-2 Preferred Stock.

10.2	Amendment No. 1 to Series C-1 and C-2 Preferred Stock and Warrant Purchase Agreement dated June 9, 2003.

99.1	Press Release dated June 11, 2003 – “Genaera Enters into Amendment Changing Terms of Conversion for Series C Convertible Preferred Stock”.